Exhibit 99.2




                            CERTIFICATION PURSUANT TO
                              18 U.S.C. Sec. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Scientific Energy, Inc on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jana Meyers, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

                    (1) the  Report  fully  complies  with the  requirements  of
               Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934;
               and

                    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Jana Meyer
Jana Meyer
Secretary/Treasurer and Director
(Principal Financial and Accounting Officer)
November 13, 2002